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                                                                Exhibit 99.2

     CERTIFICATION PURSUANT TO SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY
                                  ACT OF 2002

Pursuant to Section 1350, Chapter 63 of Title 18, United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, as chief financial officer of BNS Co. (the "Company") does hereby certify that to the undersigned's knowledge:

     1) the Company's annual report on Form 10-K for the year ended December 31, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2) the information contained in the Company's annual report on Form 10-K for the year ended December 31, 2002 fairly presents, in all material respects, the financial condition and the results of operations of the Company.

                         /s/ Michael Warren
                         --------------------------
                         Michael Warren
                         Chief Financial Officer

Dated: March 25, 2003